Exhibit 4

PROMISSORY NOTE

[A]	Jericho, New York [B]

        FOR VALUE RECEIVED, IPORUSSIA, INC. (hereinafter “Borrower”), having an office at 12 Tompkins Avenue, Jericho, NY 11753, promises to pay to [C] (hereinafter “Lender”) residing at [D], the principal sum of [E], on [F], with interest thereon at the rate of five (5%) per annum payable at maturity and accrued monthly.

        Borrower shall have the right to prepay this Note in whole at any time or in part from time to time without premium or penalty, and all accrued interest shall be paid at said time.

        No amendment, modification or waiver of any provision of this Note shall be effective unless reduced to writing and signed by the Borrower and Lender.

IPORUSSIA, INC.
By: /s/ Leonard W. Suroff
Leonard W. Suroff Executive Vice President

SCHEDULE OF TRANSACTIONS
IN ATTACHED PROMISSORY NOTES

[A]	[B]	[C]	[D]	[E]	[F]

$6,500	September 25, 2005	Richard Bernstein	4 Dogwood Hill	Six Thousand Five Hundred	March 25, 2007
			Brookville, NY 11545	($ 6,500)

$2,500	September 29, 2005	Leonard W. Suroff	12 Tompkins Ave.	Two Thousand Five Hundred	March 29, 2007
			Jericho, NY 11753	($ 2,500)

$4,000	October 19, 2005	Leonard W. Suroff	12 Tompkins Ave.	Four Thousand ($4,000)	April 19, 2007
Jericho, NY 11753

$1,500	October 24, 2005	Leonard W. Suroff	12 Tompkins Ave.	One Thousand Five Hundred	April 24, 2007
			Jericho, NY 11753	($ 1,500)

$5,000	October 27, 2005	Richard Bernstein	4 Dogwood Hill	Five Thousand ($5,000)	April 27, 2007
Brookville, NY 11545

$5,000	October 28, 2005	Leonard W. Suroff	12 Tompkins Ave.	Five Thousand ($5,000)	April 28, 2007
Jericho, NY 11753

$6,000	November 4, 2005	Leonard W. Suroff	12 Tompkins Ave.	Six Thousand ($6,000)	May 4, 2007
Jericho, NY 11753

$5,000	November 14, 2005	Richard Bernstein	4 Dogwood Hill	Five Thousand ($5,000)	May 14, 2007
Brookville, NY 11545

$2,500	November 25, 2005	Leonard W. Suroff	12 Tompkins Ave.	Two Thousand Five Hundred	May 25, 2007
			Jericho, NY 11753	($ 2,500)

$2,500	November 25, 2005	Richard Bernstein	4 Dogwood Hill	Two Thousand Five Hundred	May 25, 2007
			Brookville, NY 11545	($ 2,500)

$2,500	December 7, 2005	Leonard W. Suroff	12 Tompkins Ave.	Two Thousand Five Hundred	June 7, 2007
			Jericho, NY 11753	($ 2,500)

$2,500	December 9, 2005	Richard Bernstein	4 Dogwood Hill	Two Thousand Five Hundred	June 9, 2007
			Brookville, NY 11545	($ 2,500)

$1,000	December 10, 2005	Leonard W. Suroff	12 Tompkins Ave.	One Thousand ($1,000)	June 10, 2007
Jericho, NY 11753

$2,500	December 14, 2005	Leonard W. Suroff	12 Tompkins Ave.	Two Thousand Five Hundred	June 14, 2007
			Jericho, NY 11753	($ 2,500)

$5,000	December 14, 2005	Richard Bernstein	4 Dogwood Hill	Five Thousand ($5,000)	June 14, 2007
Brookville, NY 11545

$4,500	December 16, 2005	Leonard W. Suroff	12 Tompkins Ave.	Four Thousand Five Hundred	June 16, 2007
			Jericho, NY 11753	($ 4,500)

$2,000	December 19, 2005	Richard Bernstein	4 Dogwood Hill	Two Thousand ($2,000)	June 19, 2007
Brookville, NY 11545

$2,000	December 28, 2005	Richard Bernstein	4 Dogwood Hill	Two Thousand ($2,000)	June 28, 2007
Brookville, NY 11545

$ 250	January 14, 2006	Richard Bernstein	4 Dogwood Hill	Two Hundred Fifty ($250)	July 14, 2007
Brookville, NY 11545

$ 500	January 20, 2006	Leonard W. Suroff	12 Tompkins Ave.	Five Hundred ($500)	July 20, 2007
Jericho, NY 11753

$ 250	January 24, 2006	Richard Bernstein	4 Dogwood Hill	Two Hundred Fifty ($250)	July 24, 2007
Brookville, NY 11545

$ 250	January 27, 2006	Leonard W. Suroff	12 Tompkins Ave.	Two Hundred Fifty ($250)	July 27, 2007
Jericho, NY 11753

$ 250	January 27, 2006	Richard Bernstein	4 Dogwood Hill	Two Hundred Fifty ($250)	July 27, 2007
Brookville, NY 11545

$ 500	February 9, 2006	Leonard W. Suroff	12 Tompkins Ave.	Five Hundred ($500)	August 9, 2007
Jericho, NY 11753

$1,500	February 13, 2006	Richard Bernstein	4 Dogwood Hill	One Thousand Five Hundred	August 13, 2007
			Brookville, NY 11545	($ 1,500)

$3,000	February 13, 2006	Leonard W. Suroff	12 Tompkins Ave.	Three Thousand ($3,000)	August 13, 2007
Jericho, NY 11753

$ 500	February 28, 2006	Richard Bernstein	4 Dogwood Hill	Five Hundred ($500)	August 28, 2007
Brookville, NY 11545

$ 500	March 1, 2006	Leonard W. Suroff	12 Tompkins Ave.	Five Hundred ($500)	September 1, 2007
Jericho, NY 11753

$1,500	March 6, 2006	Richard Bernstein	4 Dogwood Hill	One Thousand Five Hundred	September 6, 2007
			Brookville, NY 11545	($ 1,500)

$1,000	March 8, 2006	Leonard W. Suroff	12 Tompkins Ave.	One Thousand ($1,000)	September 8, 2007
Jericho, NY 11753

$1,000	March 10, 2006	Leonard W. Suroff	12 Tompkins Ave.	One Thousand ($1,000)	September 10, 2007
Jericho, NY 11753

$ 500	March 16, 2006	Richard Bernstein	4 Dogwood Hill	Five Hundred ($500)	September 16, 2007
Brookville, NY 11545

$2,000	March 16, 2006	Leonard W. Suroff	12 Tompkins Ave.	Two Thousand ($2,000)	September 16, 2007
Jericho, NY 11753

$1,000	March 17, 2006	Richard Bernstein	4 Dogwood Hill	One Thousand ($1,000)	September 17, 2007
Brookville, NY 11545

$2,500	March 30, 2006	Leonard W. Suroff	12 Tompkins Ave.	Two Thousand Five Hundred	September 30, 2007
			Jericho, NY 11753	($ 2,500)

$1,000	April 5, 2006	Leonard W. Suroff	12 Tompkins Ave.	One Thousand ($1,000)	October 5, 2007
Jericho, NY 11753

$2,000	April 11, 2006	Leonard W. Suroff	12 Tompkins Ave.	Two Thousand ($2,000)	October 11, 2007
Jericho, NY 11753

$1,500	April 17, 2006	Leonard W. Suroff	12 Tompkins Ave.	One Thousand Five Hundred	October 17, 2007
			Jericho, NY 11753	($ 1,500)

$3,500	April 21, 2006	Leonard W. Suroff	12 Tompkins Ave.	Three Thousand Five	October 21, 2007
			Jericho, NY 11753	Hundred ($3,500)

$1,500	April 22, 2006	Leonard W. Suroff	12 Tompkins Ave.	One Thousand Five Hundred	October 22, 2007
			Jericho, NY 11753	($ 1,500)

$1,000	April 24, 2006	Leonard W. Suroff	12 Tompkins Ave.	One Thousand ($1,000)	October 24, 2007
Jericho, NY 11753

$1,000	April 24, 2006	Richard Bernstein	4 Dogwood Hill	One Thousand ($1,000)	October 24, 2007
Brookville, NY 11545

$2,000	April 25, 2006	Richard Bernstein	4 Dogwood Hill	Two Thousand ($1,000)	October 25, 2007
Brookville, NY 11545

$2,400	May 2, 2006	Richard Bernstein	4 Dogwood Hill	Two Thousand Four Hundred	November 2, 2007
			Brookville, NY 11545	($ 2,400)

$ 700	May 15, 2006	Leonard W. Suroff	12 Tompkins Ave.	Seven Hundred ($700)	November 15, 2007
Jericho, NY 11753

$ 350	May 16, 2006	Richard Bernstein	4 Dogwood Hill	Three Hundred Fifty ($350)	November 16, 2007
Brookville, NY 11545